UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2025

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38095	46-2393770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Harbour Place Drive, Suite 600
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2025, the Board of Directors (the “Board”) of Ingersoll Rand Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Michelle Swanenburg as a director of the Board, effective April 3, 2025, to serve until the Company’s 2025 Annual Meeting of Stockholders and until the election and qualification of her successor or death, resignation, retirement, disqualification or removal.

Additionally, the Board appointed Ms. Swanenburg as a member of the Compensation Committee and the Sustainability Committee of the Board, effective upon becoming a director.

The Board has determined that Ms. Swanenburg qualifies as an independent director for service on the Board and the committees to which she was assigned under the listing standards of the New York Stock Exchange, the Company’s Corporate Governance Guidelines and rules of the Securities and Exchange Commission, as applicable.

Ms. Swanenburg has no arrangements or understandings with any other person pursuant to which she was selected as a director and is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with her service on the Board, as a non-employee director, Ms. Swanenburg will be compensated on a prorated basis in accordance with the Company’s compensation policy for non-employee directors of the Board, which consists of the following prorated amounts: (i) an annual retainer of $61,875 and (ii) an award of restricted stock units (“RSUs”) under the Ingersoll Rand Inc. Amended and Restated 2017 Omnibus Incentive Plan, as amended, with a value of $144,375 and the number of RSUs to be determined based on the closing price, as reported on the New York Stock Exchange, of a share of the Company’s common stock on May 5, 2025 (the “Grant Date”) (rounded down to the nearest whole share), pursuant to the Company’s current form of Restricted Stock Unit Grant Notice and Agreement for directors, to vest in full on the one year anniversary of such Grant Date.

Item 7.01.	Regulation FD Disclosure.

On April 3, 2025, the Company issued a press release announcing the appointment of Ms. Swanenburg as a new director. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Ingersoll Rand Inc., dated April 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

	By:	/s/ Andrew Schiesl
Name: Andrew Schiesl
Title: Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: April 3, 2025